Table of Contents
      USAA Family of Funds                                         1
      Message from the President                                   2
      Investment Review:
         USAA Virginia Bond Fund                                   4
         USAA Virginia Money Market Fund                          11
      Financial Information:
         Independent Auditors' Report                             15
         Portfolios of Investments:
            Categories & Definitions                              16
            USAA Virginia Bond Fund                               17
            USAA Virginia Money Market Fund                       22
         Notes to Portfolios of Investments                       25
         Statements of Assets and Liabilities                     26
         Statements of Operations                                 27
         Statements of Changes in Net Assets                      28
         Notes to Financial Statements                            29





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH ,CFA,
 APPEARS HERE]


I have always enjoyed the investment business because it is a great challenge and it is endlessly fascinating. For me, one of the toughest things to learn was that it was okay when people in this business strongly disagree with you. In fact, the market would not work as well as it does without these differences in opinion. I believe the key is to decide on the principles you choose to follow and stick with them.

The roaring stock market of the past few years is a case in point. If you have not invested in growth stocks, such as technology or internet, your total return is probably lagging the market by a bunch. I've recently seen articles that detail the relatively poor performance of value investing in stocks and of an investment strategy of asset allocation. Yet, I believe in the long-term soundness of both of these strategies. Value investing means using measures, such as price/earnings or price/cash flow ratios, to identify companies which are good businesses but whose stock is undervalued. Asset allocation means combining investments in different classes, such as large cap stocks and tax-exempt bonds, into one portfolio. In spite of the roaring stock market in growth stocks, I continue to practice asset allocation.

My views were forged in the first ten years of my investment career, 1972 to 1982.

Those years taught me these things:

- It is important to be in stocks.
- It is especially  important to be in stocks when they surge.
- Stocks can plummet mindlessly.
- When stocks plummet you  will  need  great courage to stay the course.
- A portion of my portfolio in fixed income will help my courage at those times.

And most importantly:

- Major market turns will be a surprise to almost everyone.

Therefore, I carry 30% to 40% of my portfolio in the USAA Tax-Exempt Long-Term Fund. My return might have been higher in the past few years had I invested 100% in stocks. But, I am very comfortable with my allocation. It was especially comforting last summer when the stock market sank. And today, I am very happy that I held my allocation in stocks.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.








Investment Review

USAA VIRGINIA BOND FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term, investment grade Virginia tax-exempt securities.



-----------------------------------------------------------------------------------------------
                                                                 3/31/98            3/31/99
===============================================================================================
  Net Assets                                                  $346.2 Million     $402.4 Million
  Net Asset Value Per Share                                       $11.49             $11.52
  Tax-Exempt Dividends Per Share Last Twelve Months                $.621              $.603
  Capital Gains Distributions Per Share Last Twelve Months           -                  -
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/99
===============================================================================================
  30-Day SEC Yield                                                                    4.47%
-----------------------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.




                   Average Annual Compounded Returns with
           Reinvestment of Dividends - Periods Ending March 31, 1999
--------------------------------------------------------------------------------
                TOTAL RETURN   EQUALS    DIVIDEND RETURN   PLUS    PRICE CHANGE
--------------------------------------------------------------------------------
Since 10/15/90      7.94%         =           6.05%          +          1.89%
--------------------------------------------------------------------------------
5 Years             7.33%         =           5.86%          +          1.47%
--------------------------------------------------------------------------------
1 Year              5.62%         =           5.36%          +          0.26%
--------------------------------------------------------------------------------



            Annual Total Returns and Compounded Dividend Returns
                 for the 8-Year Period Ended March 31, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the 8-year period ended March 31, 1999.

Total Return for Years Ended:
----------------------------
03/31/91        6.01%*
03/31/92        9.61%
03/31/93       12.61%
03/31/94        2.69%
03/31/95        6.61%
03/31/96        7.57%
03/31/97        5.82%
03/31/98       11.13%
03/31/99        5.62%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/91        3.21%*
03/31/92        6.79%
03/31/93        6.46%
03/31/94        5.38%
03/31/95        6.14%
03/31/96        5.99%
03/31/97        5.91%
03/31/98        5.91%
03/31/99        5.36%

Change in Share Price:
---------------------
03/31/91        2.80%*
03/31/92        2.82%
03/31/93        6.15%
03/31/94       -2.69%
03/31/95        0.47%
03/31/96        1.58%
03/31/97       -0.09%
03/31/98        5.22%
03/31/99        0.26%

 * This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                  Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund to the 12 Month Dividend Yield of the Lipper Virginia Municipal Debt Funds Average from 3/31/92 to 3/31/99.

               USAA Virginia                  Lipper Virginia Municipal
              Bond Fund Yield                 Debt Funds Average Yield
             ------------------               ------------------------
03/31/92           6.37%                               6.17%
03/31/93           5.74%                               5.58%
03/31/94           5.73%                               5.40%
03/31/95           5.80%                               5.17%
03/31/96           5.77%                               4.97%
03/31/97           5.80%                               4.91%
03/31/98           5.40%                               4.62%
03/31/99           5.24%                               4.47%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/92 to 3/31/99.




                      Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. The data is from 10/15/90 through 3/31/99. The data points from the graph are as follows:

   USAA Virginia Bond Fund
 Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,601
09/30/91              $11,229
03/31/92              $11,620
09/30/92              $12,357
03/31/93              $13,085
09/30/93              $13,978
03/31/94              $13,437
09/30/94              $13,532
03/31/95              $14,326
09/30/95              $14,955
03/31/96              $15,410
09/30/96              $15,998
03/31/97              $16,307
09/30/97              $17,425
03/31/98              $18,121
09/30/98              $18,945
03/31/99              $19,139


Lehman Brothers Municipal Bond Index
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,574
09/30/91              $11,220
03/31/92              $11,632
09/30/92              $12,395
03/31/93              $13,089
09/30/93              $13,974
03/31/94              $13,392
09/30/94              $13,633
03/31/95              $14,387
09/30/95              $15,159
03/31/96              $15,593
09/30/96              $16,073
03/31/97              $16,444
09/30/97              $17,526
03/31/98              $18,208
09/30/98              $19,053
03/31/99              $19,338


Lipper Virginia Municipal Debt Funds Average
  Year                 Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,560
09/30/91              $11,161
03/31/92              $11,519
09/30/92              $12,260
03/31/93              $12,940
09/30/93              $13,853
03/31/94              $13,108
09/30/94              $13,172
03/31/95              $13,928
09/30/95              $14,550
03/31/96              $14,949
09/30/96              $15,405
03/31/97              $15,682
09/30/97              $16,695
03/31/98              $17,356
09/30/98              $18,084
03/31/99              $18,218

Data since inception on 10/15/90 through 3/31/99

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.








Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA, APPEARS HERE]


SIGNIFICANT VOLATILITY
The yield on the 30-year U.S. Treasury Bond(1) (the Long Bond) began our fiscal year at 5.93% and one year later, on March 31, 1999, the Long Bond closed at 5.63%. That's a pretty dry statement when you think about all of the excitement that occurred during those 12 months. Events like the economic meltdown in the Far East, the Russian devaluation of the ruble and economic collapse, the Dow Jones Industrial Average(2) falling 512 points in one day, and persistent but false rumors of a major U.S. bank failure.

In reaction over concerns of a worldwide economic recession, interest rates fell dramatically for the six months from May until October 1998. The Long Bond bottomed out on October 5, 1998, at 4.72%, the lowest level on record. To complete the roller coaster ride, interest rates then reversed direction and began to climb for the final six months of the fiscal year as the overseas economic crisis stabilized and the U.S. economy remained very strong.

The yield on the Bond Buyer 40-Bond Index(3) (BBI40) behaved roughly the same. The flight to quality caused the Long Bond's yield to fall much faster than the yield on the BBI40. The reason being is that investors sought the relative safety of the riskless U.S. government bond. In fact, at various times, the yield on the BBI40 was nearly the same as the Long Bond -- which is quite unusual. You could say that investors who bought a long maturity, tax-exempt municipal bond received the tax exemption feature for "free." Since October 1998, when interest rates began to rise, the BBI40's yield didn't rise as fast -- and prices didn't fall as much -- as the Long Bond.



               Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 3/31/99.

                30-year              Bond Buyer
                  U.S.                40-Bond
                Treasury            Index (BBI40)
                --------            -------------
03/31/98          5.93%                5.27%
04/15/98          5.88%                5.29%
04/30/98          5.95%                5.39%
05/15/98          5.97%                5.28%
05/29/98          5.80%                5.22%
06/15/98          5.57%                5.16%
06/30/98          5.63%                5.22%
07/15/98          5.71%                5.25%
07/31/98          5.71%                5.26%
08/14/98          5.54%                5.20%
08/31/98          5.27%                5.11%
09/15/98          5.26%                5.14%
09/30/98          4.98%                5.04%
10/15/98          4.97%                5.09%
10/30/98          5.16%                5.13%
11/16/98          5.29%                5.15%
11/30/98          5.06%                5.10%
12/15/98          5.03%                5.11%
12/31/98          5.10%                5.16%
01/15/99          5.11%                5.17%
01/29/99          5.09%                5.09%
02/15/99          5.43%                5.15%
02/26/99          5.58%                5.17%
03/15/99          5.52%                5.20%
03/31/99          5.63%                5.23%



(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. Prepared and published by Dow Jones & Co.
(3) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


MARKET OUTLOOK
In some ways, the U.S. economic outlook hasn't changed very much since our semiannual report. Chairman Alan Greenspan of the Federal Reserve Board frequently expresses his amazement at the ability of the U.S. economy to grow robustly without inflationary pressures. Economists give most of the credit to improved productivity and lack of pricing power by corporations faced with strong competition. Some investors remain skeptical that "it's different this time" and are concerned that inflation will re-ignite. Many investors no longer seem to believe that interest rates will fall much further, because the U.S. economy shows no sign of slowing down. In other words, there is less of a bullish tone to the fixed income market than six months ago, despite the fact that inflationary pressures are still absent.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3-5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders, if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

HOW I BUY A BOND
Since I tend to focus on yield, I'd like to discuss my approach to bond selection. Like any buyer, I seek value. We define value at USAA as a combination of:

    - Yield (the bond may be a great fit, but if the yield is too low -- it's overpriced)
    - Structure (coupon, maturity, call features, sinking funds, etc.)
    - Liquidity (ability to quickly sell the bond and receive the price you expect)
    - Credit Quality (how strong and stable is the issuer?)

Finding value should be a straightforward process, except that, what represents value is always changing in the marketplace. Sometimes the best value is the highest quality bond with the lower yield, other times it may be the lower quality bond with a higher yield. The same can be said for buying bonds of different maturities, for example, deciding on a 20-year versus a 30-year maturity. The process requires market savvy, independent research, and experience. Although, in some aspects it's a team approach, I make the final decision. The process works something like this:

    - Our municipal traders see a bond in the market with an attractive yield. The fixed income markets are not auction exchanges like the New York Stock Exchange. Instead, they are negotiated markets and bonds trade "over the counter." Potential buyers and sellers bargain until they agree upon a price. When bonds trade in the municipal market, the results are not posted in a central location -- investors must seek out price levels. Our municipal traders are in constant telephone and electronic contact with all major participants gathering information on recent trades and bond offerings -- so we can determine the value of any given bond, whether buying or selling.

    - The portfolio manager decides that the yield, structure and liquidity of the bond fit well with the rest of the portfolio. The bond must also comply with the portfolio diversification requirements mandated by various regulations and constraints (SEC, your prospectus, etc.).

    - Often, the research analyst and portfolio manager are already familiar and current with the issuer's financial outlook. If not, the analyst contacts senior financial officers of the issuer for the latest financial statements and outlook. The analyst closely examines the bond indenture and legal structure. He or she may need to discuss a legal issue with bond counsel. The objective of our credit research is to anticipate credit problems, those factors affecting an entire industry and those impacting a specific issuer, before they impact our portfolio.

    - After gathering sufficient information, the analyst approves, or disapproves, the purchase of the bond and provides his/her independent appraisal of the bond's credit rating. After the credit review, the portfolio manager decides whether the bond still represents good "value." On occasion, we may feel that a particular bond's financial outlook is suitable for purchase, but the bond's credit rating is too optimistic. If the bonds were over-rated, I would bid lower in price, or "pass" on them entirely.

YOUR FUND'S PERFORMANCE--MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(TradeMark) for the period ended March 31, 1999.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $0.03, or 0.3%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(5) for the past 12 months was 5.24%, as compared to the Lipper's Virginia Municipal Debt Funds average of 4.47% for the 35 funds in the category.(6) For the same period and category, the Fund's total return(7) was 5.62% compared to the Lipper average of 4.95%.


(4) Past performance is no guarantee of future results.
(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(6) Refer to page 5 for the Lipper Average definition.
(7) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distribution.
Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The USAA Virginia Bond Fund received 5 stars for the 3-, and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,578, and 1,131 funds in the municipal bond fund category for the 3-, and 5-year periods, respectively.


THE STATE OF VIRGINIA
Virginia continues to benefit from its growing and diverse economy. During 1998, employment increased at a more rapid pace than the nation as a whole. Job growth has occurred throughout the state, but Northern Virginia has experienced the most rapid expansion of its employment base. The Virginia unemployment rate, as of February 1999, was a low 2.6 percent compared to the national level of 4.4 percent. Per capita income in Virginia remains above national norms. Furthermore, the Commonwealth's personal income growth during 1998 outpaced the United States. These favorable trends should continue.

Virginia is one of the few states rated "AAA" by all three major rating agencies: Moody's Investors Service, Fitch IBCA, and Standard and Poor's. Historically, the Commonwealth has utilized conservative financial policies to ensure a balanced budget. The Governor's proposed 1998-2000 biennial budget, in combination with tax revenues that have substantially surpassed estimates, should ensure that the State's financial performance remains sound. The General Assembly has substantially increased mental health funding and has proposed to dedicate lottery profits to public education and reduce the sales tax on food. Given the current financial position, these actions should not be a significant financial issue.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives, and litigation that could potentially impact the value of your holdings.

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.


To match  the USAA  Virginia  Bond  Fund's  closing 30-Day SEC  yield  of  4.47%
and:
--------------------------------------------------------------------------------
Assuming a Virginia State Tax Rate of 5.75%
 and a Marginal Federal Tax Rate of:           15%    28%    31%     36%   39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:         5.58%  6.59%  6.87%   7.41%   7.85%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                           PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1999 of the USAA Virginia Bond Fund to be:

AA - 35%; AAA - 31%; A - 19%; BBB - 14%; and Cash Equivalents - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 3.4% and 1.0%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments.









Investment Review


USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality, Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                    3/31/98         3/31/99
================================================================================
  Net Assets                                   $122.5 Million    $138.4 Million
  Net Asset Value Per Share                         $1.00            $1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/99
================================================================================
                                      Since Inception           7-Day
      1 Year          5 Years           on 10/15/90             Yield
       2.98%           3.16%               3.19%                2.56%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                          7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Virginia Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
Money Funds.

                        USAA Virginia
                      Money Market Fund                 IBC Financial Data, Inc.
                      -----------------                 ------------------------
03/31/98                     3.33%                              2.93%
04/28/98                     3.69%                              3.37%
05/26/98                     3.36%                              3.10%
06/30/98                     3.33%                              2.93%
07/28/98                     3.22%                              2.88%
08/25/98                     2.99%                              2.60%
09/29/98                     3.44%                              3.10%
10/27/98                     2.84%                              2.55%
11/24/98                     3.01%                              2.64%
12/29/98                     3.12%                              2.85%
01/26/99                     2.51%                              2.28%
02/22/99                     2.33%                              2.11%
03/29/99                     2.56%*                             2.34%*

Data represent the last Monday of each month.
* Ending date 3/29/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): Money Funds, an average of money market fund yields.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN C. BONNELL, CFA, APPEARS HERE]


THE MARKET
It is interesting to hear what economists are saying about the direction of interest rates. Over the last year, we heard predictions of lower interest rates, predictions of higher interest rates, and you guessed it, predictions of stable rates! At the time of this writing, some are calling for lower rates suggesting our economy is on the verge of a slowdown due to depressed economies abroad. Others are calling for higher rates because the domestic economy still appears strong, which is likely to lead to inflation if held unchecked. Valid arguments can be made for lower, constant, and higher interest rates. This is why we continue to focus more on ascertainable concepts such as supply and demand, and seasonal effects.

The supply of traditional money market fund eligible securities has not kept up with the asset growth in tax-exempt money market funds -- which drives demand. This has led to the creation of structured municipal variable rate securities out of long-term fixed rate municipal bonds. The end result is a security with an effective maturity within money market fund guidelines. While we currently do not own this type of synthetic municipal security, we do closely analyze them and may participate in this market some time in the future.

Beginning in the late summer of 1998, negative global economic events induced a flight to quality into U.S. Treasury securities which were seen as a safe haven from market uncertainty. In addition, the Federal Reserve lowered the Federal Funds rate -- the rate banks charge one another for overnight loans -- three times between September and November 1998 bringing the target rate down 0.75% to 4.75%. One-year municipal note yields, as measured by the Bond Buyer's One-Year
Note Index,(1) dropped from the 3.6% range in early August, to the 2.9% range in early November. However, during March 1999, municipal note yields inched back up above 3.0%.


(1) The Bond Buyer One-year Note Index is representative of yields on 10 large one-year tax-exempt notes.


STRATEGY
As always, we focus on buying the best relative value in the market at any given time. The Fund's average maturity looks relatively short at this time because of the amount of variable rate securities(2) compared to fixed rate securities in the Fund. The variable rate securities recently offered a better relative value in terms of risk/return versus fixed-rate securities. We may be able to extend the Fund's maturity in the coming months, both to protect against lower rates and to help stabilize the interest rates fluctuations of the variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case by case basis and we remain very selective when investing fund assets.


(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.


PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1999, your Fund ranked 18 out of 166 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 2.98%. The average for the category over the same period was 2.69%.

VIRGINIA
Virginia continues to benefit from a growing and diverse economy. During 1998, employment increased at a faster pace than the nation as a whole. A number of geographic regions in Virginia have demonstrated sound job creation, especially northern areas of the Commonwealth. The Virginia unemployment rate, as of February 1999, was a low 2.6% compared to the national level of 4.4%. Per capita income in Virginia remains above the national average, and the Commonwealth's personal income growth during 1998 outpaced the United States. We expect these trends to continue.

As one of the few states rated AAA (the highest designation) by all three major bond rating agencies, Virginia displays strong credit quality. Historically, the Commonwealth has utilized conservative financial management ensuring balanced budgets. With the recently proposed amendments to the 1998-2000 biennial budget by the Governor, financial performance continues to be sound with tax revenues substantially surpassing earlier estimates. Upon receiving the proposed budget amendments, the General Assembly enacted legislation which increased funding to address mental health system needs. Actions have also been taken to dedicate lottery profits to public education and to phase in a reduction of the Commonwealth's sales tax on food. Given the current financial strength of the Commonwealth, these actions should not cause material budgetary pressures. We anticipate that Virginia will continue prudent fiscal practices.






                    Cumulative Performance of $10,000

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 through 3/31/99. The data points from the graph are as follows:

USAA Virginia Money Market Fund
 Year                  Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,238
09/30/91              $10,464
03/31/92              $10,657
09/30/92              $10,811
03/31/93              $10,940
09/30/93              $11,060
03/31/94              $11,174
09/30/94              $11,312
03/31/95              $11,499
09/30/95              $11,701
03/31/96              $11,893
09/30/96              $12,080
03/31/97              $12,267
09/30/97              $12,474
03/31/98              $12,676
09/30/98              $12,881
03/31/99              $13,054

Data since inception on 10/15/90 through 3/31/99

Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

See page 22 for a complete listing of the Portfolio of Investments.










                             Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Virginia Bond and USAA Virginia Money Market Funds, funds of the USAA Tax Exempt Fund, Inc., as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond and USAA Virginia Money Market Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                     KPMG LLP

San Antonio, Texas
May 7, 1999











CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 1999




Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Virginia Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Virginia Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                    (4) Financial Security Assurance
       (2) AMBAC Financial Group, Inc.        Holdings Ltd.
       (3) Financial Guaranty Insurance  (5)  Asset Guaranty Insurance Co.
            Co.                          (6)   ACA Financial Guaranty Corp.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

CP    Commercial Paper                   MFH    Multi-Family Housing
GO    General Obligation                 PCRB   Pollution Control Revenue Bond
IDA   Industrial Development             RB     Revenue Bond
        Authority/Agency                 RN     Revenue Note










USAA VIRGINIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999




  Principal                                        Coupon     Final       Market
   Amount         Security                          Rate     Maturity     Value
--------------------------------------------------------------------------------
                          FIXED RATE INSTRUMENTS (97.7%)
            Virginia (84.8%)
            Abingdon Town IDA Hospital RB,
$   3,305    Series 1998                             5.25%   7/01/2016  $  3,299
    2,610    Series 1998                             5.38    7/01/2028     2,602
    7,500   Augusta County IDA Hospital RB,
             Series 1991 (PRE)                       7.00    9/01/2021     8,207
            Chesterfield County Health Center
             Commission Mortgage RB,
    1,500    Series 1996                             5.95   12/01/2026     1,601
   12,195    Series 1996                             6.00    6/01/2039    13,038
            College Building Auth. Educational
             Facilities RB,
    3,525    Series 1992 (PRE)                       6.40    1/01/2012     3,834
    2,885    Series 1992 (PRE)                       6.63    5/01/2013     3,172
    2,505    Series 1992 (PRE)                       6.60    9/01/2016     2,727
    3,350    Series 1994 (PRE)                       5.80    1/01/2024     3,674
    2,450   Commonwealth GO, Series 1998             4.75    6/01/2017     2,425
    3,000   Commonwealth Univ. RB, Series 1995       5.75    5/01/2015     3,196
    4,500   Covington IDA RB, Series 1994            6.65    9/01/2018     4,939
    1,000   Danville IDA Hospital RB,
             Series 1998 (INS) (2)                   5.20   10/01/2018     1,025
    2,250   Emporia GO, Series 1995                  5.75    7/15/2015     2,415
   15,180   Fairfax County IDA RB, Series 1996       6.00    8/15/2026    16,449
    2,000   Fairfax County Redevelopment and
             Housing Auth. MFH RB, Series 1996A      6.00   12/15/2028     2,131
    1,500   Fairfax County Redevelopment and
             Housing Auth. RB, Series 1989A (PRE)    7.50   11/01/2019     1,566
   12,000   Fairfax County Sewer RB,
             Series 1996 (INS) (1)                   5.88    7/15/2028    12,951
   13,125   Fairfax County Water Auth. RB,
             Series 1997                             5.00    4/01/2029    12,954
    8,750   Galax IDA Hospital RB,
             Series 1995 (INS) (5)                   5.75    9/01/2020     9,138
    1,000   Halifax County IDA Hospital RB,
             Series 1998                             5.25    9/01/2017       999
            Hampton Redevelopment and
             Housing Auth. RB,
    1,885    Series 1996A                            5.88    7/20/2016     2,001
    1,255    Series 1996A                            6.00    1/20/2026     1,334
    1,000   Hanover County IDA Hospital RB (INS) (1) 5.50    8/15/2025     1,032
    5,525   Henrico County IDA Educational
             Facilities RB, Series 1998              5.10   10/15/2029     5,371
            Henrico County IDA Residential and
             Healthcare Facility RB,
    1,025    Series 1997                             6.10    7/01/2020     1,036
    2,070    Series 1997                             6.15    7/01/2026     2,092
    7,900   Henrico County Water and Sewer System
             RB, Series 1999                         5.00    5/01/2028     7,787
    2,500   Henry County IDA Hospital RB,
             Series 1997                             6.00    1/01/2027     2,658
            Housing Development Auth.
             Commonwealth Mortgage RB,
    5,440    Series 1992A                            7.10    1/01/2022     5,621
   10,000    Series 1992A                            7.10    1/01/2025    10,334
    1,455    Series 1992C                            6.40    1/01/2015     1,524
    1,415    Series 1994D                            6.40    7/01/2017     1,492
    3,000    Series 1994H, Subseries H-2             6.55    1/01/2017     3,135
            Housing Development Auth. MFH RB,
   17,355    Series 1982A (a)                        7.00   11/01/2017     3,286
    2,630    Series 1991F                            7.10    5/01/2013     2,782
    4,220   Isle of Wight County IDA RB,
             Series 1990                             7.38    1/01/2010     4,336
            Loudoun County IDA Hospital RB,
    3,000    Series 1995 (INS) (4)                   5.80    6/01/2020     3,175
    8,000    Series 1995 (INS) (4)                   5.80    6/01/2026     8,487
    3,000   Loudoun County Sanitation Auth. Water
             and Sewer System RB, Series 1998
              (INS) (1)                              4.75    1/01/2030     2,827
            Metropolitan Washington Airports
             Auth. RB,
    6,000    Series 1997A                            5.38   10/01/2023     6,130
    5,400    Series 1998                             5.00   10/01/2028     5,274
    4,000   Norfolk Water RB, Series 1995 (INS) (1)  5.88   11/01/2020     4,312
    9,090   Peninsula Ports Auth. Health Systems
             RB, Series 1992A (PRE) (INS) (2)        6.25    7/01/2021     9,769
   11,000   Peninsula Ports Auth. RB,
             Series 1992 (NBGA)                      7.38    6/01/2020    11,939
    3,690   Pittsylvania County GO, Series 1994      6.00    7/01/2014     4,097
    1,725   Portsmouth Golfcourse System RB,
             Series 1998 (INS) (5)                   5.00    5/01/2023     1,668
    1,000   Portsmouth Redevelopment and
             Housing Auth. RB, Series 1997A          5.85   12/20/2030     1,054
    2,500   Prince William County IDA Hospital RB,
             Series 1995 (PRE)                       6.85   10/01/2025     2,945
    9,345   Prince William County Service Auth.
             Water and Sewer RB, Series 1997
             (INS) (3)                               4.75    7/01/2029     8,822
    4,710   Resources Auth. Railway Transportation
             RB, Series 1990                         7.13   10/01/2015     4,820
            Resources Auth. Sewer System RB,
    3,985    Series 1992A (PRE)                      6.00    5/01/2022     4,294
    2,000    Series 1998                             5.00    5/01/2022     1,958
            Resources Auth. Water and Sewer RB,
    7,210    Series 1996A                            5.63    4/01/2027     7,593
    1,620    Series 1997                             5.30   11/01/2022     1,639
    4,270    Series 1998                             5.20   10/01/2028     4,276
    2,200   Richmond Metropolitan Auth.
             Expressway RB, Series 1998 (INS) (3)    5.25    7/15/2022     2,286
    1,250   Roanoke County Educational
             Facility IDA RB, Series 1998            5.25    3/15/2023     1,249
    4,250   Russell County IDA PCRB, Series G        7.70   11/01/2007     4,529
    1,250   Spotsylvania County GO,
             Series 1994 (PRE)                       6.88   12/01/2014     1,451
    4,050   Suffolk Redevelopment and Housing Auth.
             MFH RB, Series 1998 (INS) (6)           5.35   10/01/2028     4,026
    9,000   University of Virginia RB, Series
             1998A                                   5.00    6/01/2024     8,886
            Upper Occoquan Sewage Auth. RB,
    7,000    Series 1995A (INS) (1)                  5.15    7/01/2020     7,187
   11,000    Series 1995A (INS) (1)                  4.75    7/01/2029    10,385
   11,820   Virginia Beach Development Auth.
             Hospital RB, Series 1991 (PRE)          6.30   11/01/2021    12,804
    1,000   Virginia Beach Development Auth.
             Residential and Health Care Facility
             RB, Series 1997                         6.15    7/01/2027     1,012
    1,500   Virginia College Building Auth. RB,
             Series 1998                             5.00    9/01/2016     1,484
   12,000   West Point IDA Solid Waste Disposal RB,
             Series 1994B                            6.25    3/01/2019    12,656
    6,000   Williamsburg IDA RB, Series 1993         5.75   10/01/2022     6,172
    3,500   Winchester IDA RB, Series 1994 (INS) (5) 6.75   10/01/2019     4,011

            Guam (2.4%)
    1,000   Government Limited Obligation
             Infrastructure Improvement RB,
             Series 1989A (PRE)                      7.10   11/15/2009     1,044
    8,050   Power Auth. RB, Series 1992A             6.30   10/01/2022     8,653

            Puerto Rico (10.5%)
    8,365   Commonwealth GO, Series 1998             5.00    7/01/2027     8,209
            Electric Power Auth. RB,
    7,700    Series 1995Z                            5.25    7/01/2021     7,734
    7,025    Series X                                5.50    7/01/2025     7,224
            Highway and Transportation Auth. RB,
    5,000    Series 1993X                            5.00    7/01/2022     4,902
    8,600    Series 1996Y                            5.50    7/01/2026     8,944
    4,000    Series 1998A                            5.00    7/01/2038     3,902
    1,250    Series 1998A                            4.75    7/01/2038     1,196
--------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $371,879)                393,188
--------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTE (0.8%)
            Virginia
    3,200   Alexandria Redevelopment and Housing
             Auth. RB, Series 1996B (cost: $3,200)   3.20   10/01/2006     3,200
--------------------------------------------------------------------------------
            Total investments (cost: $375,079)                          $396,388
================================================================================


                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Water/Sewer Utilities - Municipal                   20.5%
            Escrowed Bonds                                      13.8
            Hospitals                                           13.7
            Nursing/Continuing Care Centers                      6.3
            Education                                            6.0
            Electric/Gas Utilities - Municipal                   5.9
            Airport/Port                                         5.8
            Single-Family Housing                                5.5
            Special Assessment/Tax/Fee                           4.7
            Paper & Forest Products                              4.4
            General Obligations                                  4.2
            Multi-Family Housing                                 3.3
            Miscellaneous                                        1.2
            Electric Utilities                                   1.1
            Containers - Paper                                   1.1
            Toll Roads                                            .6
            Community Service                                     .4
                                                                ----
            Total                                               98.5%
                                                                ====








USAA VIRGINIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999




 Principal                                                  Coupon       Final
  Amount         Security                                    Rate      Maturity       Value
---------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (72.0%)
            Virginia
$   4,500   Alexandria IDA RB, Series 1989 (LOC)             3.05%     1/01/2009     $  4,500
    5,350   Arlington Public Improvement RB (LOC)            3.00      8/01/2017        5,350
    6,450   Chesterfield County IDA PCRB,
             Series 1993                                     3.10      8/01/2009        6,450
    5,600   Chesterfield County IDA RB,
             Series 1989 (LOC)                               3.20      2/01/2003        5,600
    4,970   Culpeper IDA RB, Series 1997 (LOC)               3.10      1/01/2008        4,970
      600   Fairfax County IDA RB, Series 1988B              3.05     10/01/2025          600
    2,500   Hampton Redevelopment and
             Housing Auth. RB, Series 1998 (LOC)             3.15      2/01/2028        2,500
      900   Hampton Roads Regional Jail Auth. RB,
             Series 1996B (LOC)                              3.05      7/01/2016          900
    5,000   Harrisonburg Redevelopment and
             Housing Auth. RB, Series 1991A (LOC)            3.05      3/01/2016        5,000
            Henrico County IDA RB,
    4,150    Series 1986C (NBGA)                             3.05      7/15/2016        4,150
    8,065    Series 1998 (LOC)                               3.00      8/01/2023        8,065
   10,000   Loudoun County IDA RB, Series 1998 (LOC)         2.90     11/01/2028       10,000
    2,950   Newport News Redevelopment and Housing
             Auth. MFH RB, Series 1984 (LOC)                 3.15     11/01/2006        2,950
    2,100   Norfolk Redevelopment and Housing
             Auth. RB, Series 1999 (LOC)                     3.15      3/01/2021        2,100
    4,225   Norfolk IDA RB, Series 1998 (LOC)                3.15      9/01/2020        4,225
    5,820   Peninsula Ports Auth. RB,
             Series 1987D (LOC)                              3.20      7/01/2016        5,820
            Prince William County IDA RB,
    6,300    Series 1988 (LOC)                               3.20      6/30/2004        6,300
    1,031    Series 1989D (LOC)                              3.10     10/01/2000        1,031
      522   Richmond IDA RB, Series 1989A (LOC)              3.10      6/01/2002          522
    3,280   Richmond Redevelopment and Housing
             Auth. RB, Series 1995 (LOC)                     3.05      4/01/2029        3,280
    9,140   Roanoke IDA RB, Series 1994                      3.10     12/01/2013        9,140
    1,940   Rockingham County IDA RB, Series 1983A           3.25     10/01/2020        1,940
    2,950   Virginia Beach IDA RB, Series 1998 (LOC)         3.15      7/01/2017        2,950
    1,300   Waynesboro City IDA RB,
             Series 1997 (LOC)                               3.20     12/15/2028        1,300
---------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $99,643)                           99,643
---------------------------------------------------------------------------------------------

                                PUT BONDS (12.7%)
            Virginia
    3,100   Chesterfield County IDA RB,
             Series 1985                                     2.95     10/01/2009        3,100
            Peninsula Ports Auth. RB,
    2,500    Series 1987A (LOC)                              3.15      7/01/2016        2,500
    3,000    Series 1987B (LOC)                              2.75      7/01/2016        3,000
    1,500    Series 1992 (LOC)                               2.65     12/15/2012        1,500
            Prince William County IDA RB,
    1,000    Series 1986                                     2.95      8/01/2016        1,000
    1,680    Series 1992 (LOC)                               3.00      9/01/2007        1,680
    3,370   Richmond IDA RB, Series 1987A (LOC)              3.25      8/15/2015        3,370
    1,400   York County IDA PCRB, Series 1985                2.95      7/01/2009        1,400
---------------------------------------------------------------------------------------------
            Total put bonds (cost: $17,550)                                            17,550
---------------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (14.7%)
            Virginia (11.1%)
    2,000   Chesterfield County GO, Series 1999A             4.00      1/01/2000        2,014
    4,600   Fairfax County GO, Series 1995A                  7.00      6/01/1999        4,627
    1,365   Norfolk Water RB, Series 1998 (INS) (4)          4.00     11/01/1999        1,372
    6,300   Norfolk IDA RN                                   2.95      4/05/1999        6,300
    1,000   Prince William County GO, Series 1998            4.50      8/01/1999        1,003

            Puerto Rico (3.6%)
    2,500   Electric Power Auth. RB,
             Series 1968 (PRE)                               5.00      1/01/2000        2,508
    2,500   Government Development Bank CP                   2.60      4/05/1999        2,500
---------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $20,324)                               20,324
---------------------------------------------------------------------------------------------
            Total investments (cost: $137,517)                                       $137,517
=============================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Nursing/Continuing Care Centers                     14.0%
            Multi-Family Housing                                11.4
            Buildings                                            9.7
            Manufacturing - Diversified Industries               8.7
            Airport/Port                                         8.2
            Community Service                                    6.9
            Machinery - Diversified                              6.6
            General Obligations                                  5.5
            Hospitals                                            5.0
            Aerospace/Defense                                    4.6
            Electric Utilities                                   4.0
            Electric/Gas Utilities - Municipal                   3.0
            Real Estate Investment Trusts                        2.4
            U.S. Government                                      1.8
            Banks - Major Regional                               1.8
            Drugs                                                1.4
            Retail - Food                                        1.2
            Education                                            1.1
            Railroads/Shipping                                   1.1
            Water/Sewer Utilities - Municipal                    1.0
                                                                ----
            Total                                               99.4%
                                                                ====








NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 1999




GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero Coupon security. Rate represents the effective yield at date of purchase.


See accompanying notes to financial statements.








STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1999





                                                                                         USAA
                                                                        USAA           Virginia
                                                                       Virginia       Money Market
                                                                      Bond Fund          Fund
                                                                      ----------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $375,079 and $137,517, respectively)        $ 396,388        $ 137,517
   Cash                                                                     169              244
   Receivables:
      Capital shares sold                                                    69              406
      Interest                                                            6,632              601
                                                                      --------------------------
         Total assets                                                   403,258          138,768
                                                                      --------------------------

LIABILITIES
   Capital shares redeemed                                                  242              252
   USAA Investment Management Company                                       112               35
   USAA Transfer Agency Company                                              16                9
   Accounts payable and accrued expenses                                     55               35
   Dividends on capital shares                                              481               21
                                                                      --------------------------
         Total liabilities                                                  906              352
                                                                      --------------------------
            Net assets applicable to capital shares outstanding       $ 402,352        $ 138,416
                                                                      ==========================

REPRESENTED BY:
   Paid-in capital                                                    $ 381,594        $ 138,416
   Accumulated net realized loss on investments                            (551)            -
   Net unrealized appreciation of investments                            21,309             -
                                                                      --------------------------
            Net assets applicable to capital shares outstanding       $ 402,352        $ 138,416
                                                                      ==========================
   Capital shares outstanding                                            34,929          138,416
                                                                      ==========================
   Authorized shares of $.01 par value                                  120,000        1,125,000
                                                                      ==========================
   Net asset value, redemption price, and offering price per share    $   11.52        $    1.00
                                                                      ==========================


See accompanying notes to financial statements.








STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 1999





                                                                        USAA
                                                          USAA        Virginia
                                                        Virginia    Money Market
                                                        Bond Fund       Fund
                                                        ------------------------
Net investment income:
   Interest income                                       $21,034        $ 4,521
                                                        ------------------------
   Expenses:
      Management fees                                    $ 1,228        $   434
      Transfer agent's fees                                  212            107
      Custodian's fees                                        80             55
      Postage                                                 18             12
      Shareholder reporting fees                               9              8
      Directors' fees                                          4              4
      Registration fees                                       15              6
      Professional fees                                       26             33
      Other                                                    8              4
                                                         ----------------------
         Total expenses before reimbursement               1,600            663
      Expenses reimbursed                                    -               (4)
                                                         ----------------------
         Total expenses after reimbursement                1,600            659
            Net investment income                         19,434          3,862
                                                         ----------------------
Net realized and unrealized gain (loss) on investments:
      Net realized loss                                     (266)           -
      Change in net unrealized appreciation/depreciation   1,027            -
                                                         ----------------------
            Net realized and unrealized gain                 761            -
                                                         ----------------------
Increase in net assets resulting from operations         $20,195        $ 3,862
                                                         ======================


See accompanying notes to financial statements.








STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,




                                                         USAA                     USAA
                                                       Virginia                 Virginia
                                                       Bond Fund            Money Market Fund
                                                 ---------------------------------------------
                                                    1999        1998       1999         1998
                                                 ---------------------------------------------
From operations:
   Net investment income                         $  19,434   $  17,440   $   3,862   $   3,814
   Net realized gain (loss) on investments            (266)      1,317         -          -
   Change in net unrealized appreciation/
      depreciation of investments                    1,027      14,275         -          -
                                                 ---------------------------------------------
      Increase in net assets resulting from
         operations                                 20,195      33,032       3,862       3,814
                                                 ---------------------------------------------
Distributions to shareholders from:
   Net investment income                           (19,434)    (17,440)     (3,862)     (3,814)
                                                 ---------------------------------------------
From capital share transactions:
   Proceeds from shares sold                        71,123      54,125     153,062     101,022
   Dividend reinvestments                           14,255      12,932       3,634       3,591
   Cost of shares redeemed                         (30,033)    (29,317)   (140,789)    (95,434)
                                                 ---------------------------------------------
      Increase in net assets from
         capital share transactions                 55,345      37,740      15,907       9,179
                                                 ---------------------------------------------
Net increase in net assets                          56,106      53,332      15,907       9,179
Net assets:
   Beginning of period                             346,246     292,914     122,509     113,330
                                                 ---------------------------------------------
   End of period                                 $ 402,352   $ 346,246   $ 138,416   $ 122,509
                                                 =============================================
Change in shares outstanding:
   Shares sold                                       6,157       4,772     153,062     101,022
   Shares issued for dividends reinvested            1,233       1,140       3,634       3,591
   Shares redeemed                                  (2,603)     (2,597)   (140,789)    (95,434)
                                                 ---------------------------------------------
      Increase in shares outstanding                 4,787       3,315      15,907       9,179
                                                 =============================================

See accompanying notes to financial statements.









NOTES TO FINANCIAL STATEMENTS

March 31, 1999




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank, at NationsBank's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 1999.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1999, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $551,000 which, if not offset by subsequent capital gains will expire in 2008. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1999 were as follows:


                               USAA Virginia          USAA Virginia
                                Bond Fund            Money Market Fund
                                  ($000)                   ($000)
                               ---------------------------------------
Purchases                        $ 90,084                $ 364,088
Sales/maturities                 $ 38,667                $ 347,856

For  the  USAA  Virginia  Bond  Fund,   cost  of  purchases  and  proceeds  from
sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1999 was as follows:


                                Appreciation    Depreciation      Net
                                   ($000)          ($000)       ($000)
                               ----------------------------------------
USAA Virginia Bond Fund            $21,616          $307       $21,309


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

(8) SHAREHOLDER DIVIDENDS (UNAUDITED)
The Funds completed their fiscal year on March 31, 1999. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividends which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and Virginia state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1999.









NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA BOND FUND

March 31, 1999



(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:




                                           Year Ended March 31,
                           ----------------------------------------------------
                              1999       1998       1997      1996       1995
                           ----------------------------------------------------
Net asset value at
   beginning of period     $  11.49   $  10.92   $  10.93   $  10.76   $  10.71
Net investment income           .60        .62        .63        .63        .62
Net realized and
   unrealized gain (loss)       .03        .57       (.01)       .17        .05
Distributions from net
   investment income           (.60)      (.62)      (.63)      (.63)      (.62)
                           ----------------------------------------------------
Net asset value at
   end of period           $  11.52   $  11.49   $  10.92   $  10.93   $  10.76
                           ====================================================
Total return (%)*              5.62      11.13       5.82       7.57       6.61
Net assets at end
   of period (000)         $402,352   $346,246   $292,914   $267,111   $238,920
Ratio of expenses to
   average net assets (%)       .43        .44        .46        .48        .50
Ratio of net investment
   income to average
   net assets (%)              5.22       5.48       5.76       5.74       5.95
Portfolio turnover (%)        10.55      14.24      26.84      27.20      27.77


*  Assumes reinvestment of all dividend income distributions during the period.









NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA MONEY MARKET FUND

March 31, 1999




(9) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:



                                           Year Ended March 31,
                            ---------------------------------------------------
                               1999      1998        1997       1996      1995
                            ---------------------------------------------------
Net asset value at
   beginning of period      $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
Net investment income            .03        .03        .03        .03       .03
Distributions from net
   investment income            (.03)      (.03)      (.03)      (.03)     (.03)
                            ---------------------------------------------------
Net asset value at
   end of period            $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
                            ===================================================
Total return (%)*               2.98       3.34       3.14       3.42      2.91
Net assets at end
   of period (000)          $138,416   $122,509   $113,330   $110,308   $98,049
Ratio of expenses to
   average net assets (%)        .50        .50        .50        .50       .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)            .50        .51        .53        .55       .56
Ratio of net investment
   income to average
   net assets (%)               2.93       3.29       3.10       3.36      2.88


* Assumes reinvestment of all dividend income distributions during the period.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777